Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Patrick McClymont, Chief Financial Officer of Hagerty, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.    The Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 7, 2024
	By:	/s/ Patrick McClymont
Patrick McClymont
Chief Financial Officer
(Principal Financial Officer)